                                                                   EXHIBIT 10.22

                            SIXTH AMENDMENT TO LEASE
                            ------------------------


World Outreach Center (Landlord") and Smith Micro Software, Inc. ("Tenant"), hereby express their mutual desire and intent to extend the term of the lease and amend the following clauses for the lease at 51 Columbia, Suite 200, Aliso Viejo, California dated June 10, 1992 and modified previous in the "Amendment No. 1 to Office Building Lease", "Amendment #2 to Office Building Lease", Fourth Addendum to lease", and "Fifth Addendum to Lease", as of this 19th day of February 1998,

        2.     a.     Base Rent:  (See Rental Schedule)
               g.     Expiration Date:  The Lease shall expire March 31, 2003


FIRST ADDENDUM TO LEASE:


        10.    RENTAL SCHEDULE                     MONTHLY RENT
               ---------------                     ------------
               4/1/1998 - 3/31/1999                $43,513.61
               4/1/1999 - 3/31/2000                $44,819.02
               4/1/2000 - 3/31/2001                $46,163.59
               4/1/2001 - 3/31-2002                $47,548.50
               4/1/2002 - 3/31-2003                $48,974.95


All other terms and conditions of the above described lease and Amendments/Addendums shall remain in full force and effect.



AGREED AND ACCEPTED

"LANDLORD"                                         "TENANT"

BY:     /s/ Peter C. Ireland                       BY:      /s/ Mark Nelson

DATE:   March 6, 1998                              DATE:    March 15, 1998